GUIDESTONE FUNDS
Supplement dated December 1, 2021
to
Prospectus dated May 1, 2021
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS CHANGES
FOR THE TARGET DATE FUNDS
Effective January 19, 2022, certain changes to the Principal Investment Strategies and Principal Investment Risks of the Target Date Funds (the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund) (collectively, the “TDFs”) will be effective as detailed below.
Under the heading “Principal Investment Strategies” for the TDFs, beginning on pages 5, 13, 21, 29 and 37, the fifth bullet point is deleted in its entirety and replaced with the following:
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The asset classes in which the Fund may invest through the Select Funds generally are divided into:
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Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
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Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
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Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”), commodities and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
•
Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies, global macro strategies, relative value strategies, opportunistic fixed income strategies and/or strategies that invest in below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
Under the heading “Principal Investment Strategies” for the TDFs, beginning on pages 5, 13, 21, 29 and 37, the 11th bullet point is deleted in its entirety, and the seventh through 10th bullet points are deleted in their entirety and replaced with the following:
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As part of its allocation to the equities asset class, the Fund may invest in Select Funds that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
•
The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds, as well as its outlook for the economy and financial markets.
i

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The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds without shareholder approval.
•
The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and changes to the allocation targets.
Under the heading “Principal Investment Risks” for the TDFs, beginning on pages 6, 14, 22, 30 and 38, the introductory paragraph, the first bullet point and the bullet point entitled Risk of Investing in Underlying Funds are deleted in their entirety and replaced with the following:
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Faith-Based Investing Risk, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•
The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
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Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
II.  PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS CHANGES FOR THE CONSERVATIVE ALLOCATION FUND, BALANCED ALLOCATION FUND
AND GROWTH ALLOCATION FUND
Effective January 19, 2022, certain changes to the Principal Investment Strategies and Principal Investment Risks of the Conservative Allocation Fund, Balanced Allocation Fund and Growth Allocation Fund will be effective as detailed below.
Under the heading “Principal Investment Strategies” for the Conservative Allocation Fund, Balanced Allocation Fund and Growth Allocation Fund, on pages 45, 52 and 59, the sixth bullet point is deleted in its entirety, and the lead in sentence to the asset allocation target tables for the second bullet point and the third through fifth bullet points are deleted in their entirety and replaced with the following:
•
The Adviser uses the following potential ranges allocating the Fund’s assets among the Select Funds.
•
The Adviser may change the allocation ranges from time to time and may add or eliminate new or existing Select Funds without shareholder approval.

•
The asset classes in which the Fund may invest through the Select Funds generally are divided into:
•
Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•
Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•
Impact investments with the intention of generating positive impact in accordance with the Adviser’s Christian values, alongside financial returns, to effectively promote the Adviser’s impact themes of Sanctity of Life and Spreading of the Gospel, Human Dignity and Advancement and Stewardship of God’s Creation;
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Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”) and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
•
Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies, global macro strategies, relative value strategies, opportunistic fixed income strategies and/or strategies that invest in below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•
The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and changes to the allocation targets.
Under the heading “Principal Investment Risks” for the Conservative Allocation Fund, Balanced Allocation Fund and Growth Allocation Fund, on pages 45, 52 and 59, the introductory paragraph, the first bullet point and the bullet point entitled Risk of Investing in Underlying Funds are deleted in their entirety and replaced with the following:
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Faith-Based Investing Risk, Equity Risk and Fixed Income Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•
The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.
•
Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.

III.  PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS CHANGES
FOR THE AGGRESSIVE ALLOCATION FUND
Effective January 19, 2022, certain changes to the Principal Investment Strategies and Principal Investment Risks of the Aggressive Allocation Fund will be effective as detailed below.
Under the heading “Principal Investment Strategies” for the Aggressive Allocation Fund, on page 65, the sixth bullet point is deleted in its entirety, and the lead in sentence to the asset allocation targets table for the second bullet point and the third through fifth bullet points are deleted in their entirety and replaced with the following:
•
The Adviser uses the following potential ranges allocating the Fund’s assets among the Select Funds.
•
The Adviser may change the allocation ranges from time to time and may add or eliminate new or existing Select Funds without shareholder approval.
•
The asset classes in which the Fund may invest through the Select Funds generally are divided into:
•
Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles); and
•
Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and short-term investments such as money market instruments).
•
The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and changes to the allocation targets.
Under the heading “Principal Investment Risks” for the Aggressive Allocation Fund, beginning on page 65, the introductory paragraph, the first bullet point and the bullet point entitled Risk of Investing in Underlying Funds are deleted in their entirety and replaced with the following:
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Faith-Based Investing Risk and Equity Risk. Descriptions of these and other principal investment risks of investing in the Fund are provide below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•
The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.
•
Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
IV.  PORTFOLIO MANAGER CHANGES TO THE STRATEGIC ALTERNATIVES FUND
Effective January 1, 2022, Ronen Israel will no longer serve as a portfolio manager for AQR Capital Management, LLC (“AQR”). All references to Mr. Israel are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the Strategic Alternatives Fund, beginning on page 100, the disclosure for AQR is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC
Clifford S. Asness, Ph.D. Managing and Founding Principal	Since January 2022
Michele L. Aghassi, Ph.D. Principal	Since May 2021
Andrea Frazzini, Ph.D. Principal	Since May 2021
John J. Huss Principal	Since May 2021
Lars N. Nielsen Principal	Since May 2021
Under the section “Sub-Advisers” in the Strategic Alternatives Fund sub-section, on page 195, the disclosure pertaining to AQR is deleted in its entirety and replaced with the following:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of September 30, 2021, AQR had approximately $130.9 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the assigned portion of the Strategic Alternatives Fund are Clifford S. Asness, Ph.D., Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., John J. Huss and Lars N. Nielsen. Dr. Asness is the Managing and Founding Principal of AQR, and Doctors Aghassi and Frazzinin and Messrs. Huss and Nielsen are each a Principal of AQR. Dr. Asness has been at AQR since the firm’s inception in 1998, Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Huss has been at AQR since 2013 and Mr. Nielsen has been at AQR since 2000.
V.  PORTFOLIO MANAGER CHANGES TO THE DEFENSIVE MARKET STRATEGIES® FUND
Effective in November 2021, Parametric Portfolio Associates LLC (“Parametric”) (solely with respect to the options equity strategy) no longer served as sub-adviser to the Defensive Market Strategies® Fund (“DMSF”). Upon effectiveness of Parametric’s termination, all references to Perry Li, CFA, FRM, Michael Zaslavsky, CFA, and Alex Zweber, CFA, were deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for DMSF, on page 109, the disclosure for Parametric is deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Richard Fong, CFA Senior Portfolio Manager	Since November 2020
Justin Henne, CFA Managing Director, Investment Strategy	Since November 2020
Thomas Seto Head of Investment Management	Since March 2014
v

Under the section “Sub-Advisers” in the DMSF sub-section, on page 197, the disclosure pertaining to Parametric is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, ETFs, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2021, Parametric had total firm assets under management of approximately $404 billion. Parametric uses a team approach to manage an assigned portion of the Defensive Market Strategies Fund. The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director, Investment Strategy, and Thomas Seto, Head of Investment Management. Messrs. Bouchey, Fong, Henne, and Seto have been with the firm for more than five years.
VI.  PORTFOLIO MANAGER CHANGE FOR THE GLOBAL REAL ESTATE SECURITIES FUND
In the section “Sub-Advisers and Portfolio Managers” for the Global Real Estate Securities Fund, on page 127, the disclosure for Heitman Real Estate Securities LLC (“HRES”) is deleted in its entirety and replaced with the following:

Heitman Real Estate Securities LLC
Jerry Ehlinger, CFA Senior Managing Director, Global Real Estate Securities	Since December 2013
Charles Harbin, CFA Senior Vice President and Portfolio Manager – North America	Since January 2020
Jacques Perdrix Senior Vice President and Portfolio Manager – Europe	Since November 2017
Mathew Spencer Senior Vice President and Global Portfolio Manager	Since January 2020
Damon Wang Portfolio Manager – Asia Pacific	Since June 2021
John White Senior Managing Director and Global Investment Strategist	Since September 2013
Jeffrey Yurk, CFA Senior Vice President and Portfolio Manager – North America	Since January 2020
Under the section “Sub-Advisers” for the Global Real Estate Securities sub-section, beginning on page 198, the disclosure pertaining to HRES is deleted in its entirety and replaced with the following:
Heitman Real Estate Securities LLC (“HRES”), 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606: Heitman LLC, the parent of HRES, was founded in 1966 in Chicago and had approximately $47 billion in assets under management as of September 30, 2021. HRES’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by the following portfolio managers: Jerry Ehlinger, CFA, Senior Managing Director, Global Real Estate Securities; Charles Harbin, CFA, Senior Vice President and Portfolio Manager – North America; Jacques Perdrix, Senior Vice President and Portfolio Manager – Europe; Mathew Spencer, Senior Vice President and Global Portfolio Manager; Damon Wang – Portfolio Manager – Asia Pacific; John White, Senior Managing Director and Global Investment Strategist; and Jeffrey Yurk, CFA, Senior Vice President and Portfolio Manager – North America. The portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Ehlinger, Harbin, Perdrix, Spencer, White and Yurk have five years or more of service with HRES. Mr. Wang has been with HRES for less than a year, and prior to joining HRES, he served since 2014 at LaSalle Investment Management Securities in Hong Kong and left the firm holding the position of Senior Vice President, where he was responsible for public real estate securities investment coverage of the Asia-Pacific region.

VII.  PORTFOLIO MANAGER CHANGES TO THE INTERNATIONAL EQUITY FUND
Effective January 1, 2022, Ronen Israel and Michael Katz, Ph.D., will no longer serve as portfolio managers for AQR. All references to Messrs. Israel and Katz are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the International Equity Fund, on page 154, the disclosure for AQR is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC
Clifford S. Asness, Ph.D. Managing and Founding Principal	Since March 2008
John M. Liew, Ph.D. Founding Principal	Since March 2008
Andrea Frazzini, Ph.D. Principal	Since November 2019
John J. Huss Principal	Since January 2022
Lars N. Nielsen Principal	Since November 2019
Under the section “Sub-Advisers” for the International Equity Fund sub-section, on page 202, the disclosure pertaining to AQR is deleted in its entirety and replaced with the following:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998 and provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of September 30, 2021, AQR had approximately $130.9 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the assigned portion of the International Equity Fund are Clifford S. Asness, Ph.D., John M. Liew, Ph.D., Andrea Frazzini, Ph.D., John J. Huss and Lars N. Nielsen. Dr. Asness is the Managing and Founding Principal of AQR. Dr. Liew is a Founding Principal of AQR. Dr. Frazzini and Messrs. Huss and Nielsen are each Principals of AQR. Doctors Asness and Liew have been at AQR since the firm’s inception in 1998, Dr. Frazzini has been at AQR since 2008, Mr. Huss has been at AQR since 2013 and Mr. Nielsen has been at AQR since 2000.
VIII.  PORTFOLIO MANAGER CHANGES TO THE EMERGING MARKETS EQUITY FUND
Effective January 1, 2022, Ronen Israel and Michael Katz, Ph.D., will no longer serve as portfolio managers for AQR. All references to Messrs. Israel and Katz are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the Emerging Markets Equity Fund, on page 160, the disclosure for AQR is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC
Clifford S. Asness, Ph.D. Managing and Founding Principal	Since January 2022
Michele L. Aghassi, Ph.D. Principal	Since March 2016
Andrea Frazzini, Ph.D. Principal	Since March 2016
John J. Huss Principal	Since January 2022
Lars N. Nielsen Principal	Since November 2019
Under the section “Sub-Advisers” for the Emerging Markets Equity Fund sub-section, on page 203, the disclosure pertaining to AQR is deleted in its entirety and replaced with the following:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998 and provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of September 30, 2021, AQR had approximately $130.9 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the assigned portion of the Emerging Markets Equity Fund are Clifford S. Asness, Ph.D., Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., John J. Huss and Lars N. Nielsen. Dr. Asness is the Managing and Founding Principal of AQR, and Doctors Aghassi and Frazzini and Messrs. Huss and Nielsen are each a Principal of AQR. Dr. Asness has been at AQR since the firm’s inception in 1998, Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Huss has been at AQR since 2013 and Mr. Nielsen has been at AQR since 2000.
IX.  CHANGE TO PURCHASE AND SALE OF FUND SHARES
In the section “Purchase of Fund Shares,” the second paragraph of the disclosure for Institutional Class Shares, on page 161, is deleted in its entirety and replaced with the following:
Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) are not eligible to purchase Institutional Class shares directly from the Funds but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund(s). A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).
X.  UPDATE TO ADDITIONAL INFORMATION ABOUT PRINCIPAL STRATEGIES & RISKS
Effective January 19, 2022, a certain change to the Funds’ principal investment strategies and risks will be effective as detailed below.

Under the heading “Updates to Additional Information About Principal Strategies & Risks,” the eighth paragraph to the disclosure pertaining to Derivatives, beginning on page 167, is deleted in its entirety and replaced with the following:
Each Target Date Fund and Target Risk Fund may invest its assets directly in exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts and/or U.S. Treasury securities in order to gain exposure to the U.S. equity and fixed income markets on cash balances. To the extent a Target Date Fund or a Target Risk Fund invests in a s Select Fund that invest in derivatives, the Fund will have exposure to additional types of derivatives.
XI.  UPDATES TO ADDITIONAL INFORMATION ABOUT PERFORMANCE BENCHMARKS
Effective January 19, 2022, certain changes to the composite benchmarks of the Target Risk Funds will be effective as detailed below.
Under the heading “Updates to Additional Information About Performance Benchmarks,” the disclosure pertaining to the Composite Benchmark for the Conservative Allocation Fund, on page 183, is deleted in its entirety and replaced with the following:
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The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Composite Index is 49.00% Bloomberg US Treasury 1-3 Year Index, 16.00% Bloomberg US Aggregate Bond Index, 5.00% Bloomberg 1-3 Month US Treasury Bill Index, 21.00% Russell 3000® Index, 1.00% FTSE EPRA/NAREIT Developed Index and 8.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's Composite Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current composite weightings prior to that date. Composite Index performance represents the Fund's current composite linked with its previous composite.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Under the heading “Updates to Additional Information About Performance Benchmarks,” the disclosure pertaining to the Composite Benchmark for the Balanced Allocation Fund, beginning on page 183, is deleted in its entirety and replaced with the following:
•
The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Composite Index is 43.50% Bloomberg US Aggregate Bond Index, 4.00% Bloomberg 1-3 Month US Treasury Bill Index, 34.50% Russell 3000® Index, 2.00% FTSE EPRA/NAREIT Developed Index and 16.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's Composite Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current composite weightings prior to that date. Composite Index performance represents the Fund's current composite linked with its previous composite.

The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Under the heading “Updates to Additional Information About Performance Benchmarks,” the disclosure pertaining to the Composite Benchmark for the Growth Allocation Fund, on page 184, is deleted in its entirety and replaced with the following:
•
The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Composite Index is 19.50% Bloomberg US Aggregate Bond Index, 2.50% Bloomberg 1-3 Month US Treasury Bill Index, 47.00% Russell 3000® Index, 3.00% FTSE EPRA/NAREIT Developed Index and 28.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's Composite Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current composite weightings prior to that date. Composite Index performance represents the Fund's current composite linked with its previous composite.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Under the heading “Updates to Additional Information About Performance Benchmarks,” the disclosure pertaining to the Composite Benchmark for the Aggressive Allocation Fund, beginning on page 184, is deleted in its entirety and replaced with the following:
•
The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Composite Index is 60.00% Russell 3000® Index and 40.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's Composite Index were modified effective December 1, 2012, and therefore, the weightings of the underlying indexes were different than the current composite weightings prior to that date. Composite Index performance represents the Fund's current composite linked with its previous composite.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS”
x

without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Effective immediately, under the heading “Updates to Additional Information About Performance Benchmarks,” the disclosure pertaining to Bloomberg Indexes, as defined below, in the section “Disclaimers,” on page 187, is deleted in its entirety and replaced with the following:
“Bloomberg®” and the Bloomberg US Treasury 1-3 Year Index, Bloomberg 1-3 Month US Treasury Bill Index, Bloomberg US Aggregate Bond Index, Bloomberg Global Aggregate Bond Index and Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index (collectively, the “Bloomberg Indexes”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index, (collectively, “Bloomberg”), and have been licensed for use for certain purposes by GuideStone Financial Resources and its affiliates.
The Target Date Funds, Target Risk Funds (except the Aggressive Allocation Fund), Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund and Defensive Market Strategies Fund (collectively, “Certain Funds”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Certain Funds or any member of the public regarding the advisability of investing in securities generally or in the Certain Funds particularly. The only relationship of Bloomberg to GuideStone Financial Resources and its affiliates is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Index/Indexes, which is determined, composed and calculated by BISL without regard to GuideStone Financial Resources and its affiliates or the Certain Funds. Bloomberg has no obligation to take the needs of GuideStone Financial Resources or its affiliates or the owners of the Certain Funds into consideration in determining, composing or calculating the Bloomberg Indexes. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Certain Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Certain Funds customers, in connection with the administration, marketing or trading of the Certain Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GUIDESTONE FINANCIAL RESOURCES AND ITS AFFILIATES, OWNERS OF THE CERTAIN FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CERTAIN FUNDS OR BLOOMBERG INDEXES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
XII.  UPDATES TO THE ADVISER
Effective January 19, 2022, certain changes to the disclosure pertaining to the Adviser will be effective as detailed below.

Under the heading “Adviser,” beginning on page 190, the third paragraph is deleted in its entirety and replaced with the following:
With respect to the Target Date Funds and the Target Risk Funds, the Adviser is responsible for, among other things, determining the asset class allocation range for the Funds and ensuring that asset class allocations are consistent with the guidelines that have been approved by the Board of Trustees. The Adviser allocates the investments of each Target Date Fund and Target Risk Fund among all or some of the Select Funds.
Under the heading “Adviser,” beginning on page 190, footnote (1) to the management fees table, is deleted in its entirety and replaced with the following:
(1) In addition, the Target Date Funds and the Target Risk Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds.
XIII.  CHANGE TO OTHER INFORMATION
Under the heading “Other Information,” the disclosure for Open an IRA or Other GuideStone Investment Account, on page 207, is deleted in its entirety and replaced with the following:
Open an IRA or Other GuideStone Investment Account: Shares of a Fund are available to eligible investors for purchase through IRAs, Roth IRAs and other GuideStone investment accounts. BNY Mellon Investment Servicing Trust Company serves as custodian of the IRAs. Eligible investors may also establish an account in the name of a trust established solely by one or more eligible investors and/or an account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call the Trust at 1-888-GS-FUNDS (1-888-473-8637).
XIV.  CHANGES TO MORE SHAREHOLDER INFORMATION
Under the section “How Share Price is Calculated,” on page 212, the first and second paragraphs are deleted in their entirety and replaced with the following:
The Northern Trust Company (“Northern Trust”) normally determines the NAV per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. Eastern Time on each day that the NYSE is open for trading or as such other times as the NYSE may officially close (“Business Day”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. Fund shares will generally not be priced on any day the NYSE is closed for trading (e.g., market holidays). The Funds will also remain closed on days when the NYSE is closed and the Securities Industry and Financial Markets Association recommends that the bond markets remain open. The NAV for a class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that class, deducting the pro rata portion of the Fund’s liabilities attributable to that class and the liabilities directly attributable to that class, and then dividing that value by the total number of shares of the class outstanding. Since the NAV for each Fund is calculated separately by class, and since each class has its own expenses, the per share NAV of each Fund will vary by class.
Because the Target Date Funds and Target Risk Funds invest primarily in shares of the Select Funds, the price of each of these Funds’ shares is based upon the NAV of the shares of those underlying investments. In turn, the NAV per share of each underlying investment is based upon the values of the obligations, stocks and other investments held by the underlying investment. Therefore, the price of a share of a Target Date Fund or a Target Risk Fund will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GUIDESTONE FUNDS
Supplement dated December 1, 2021
to
Statement of Additional Information (“SAI”) dated May 1, 2021
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO DESCRIPTION OF INVESTMENTS AND RISKS
Effective January 19, 2022, certain changes under the heading “Description of Investments and Risks” will become effective as detailed below.
Under the heading “Description of Investments and Risks,” beginning on page 4, the fifth paragraph is deleted in its entirety and replaced with the following:
Each Target Date Fund and each Target Risk Fund invests primarily in a diversified portfolio of Select Funds, and unless indicated otherwise, the description of investments and risks in this SAI applies to the Target Date Funds and the Target Risk Funds through their investments in the Select Funds.
Under the heading “Description of Investments and Risks,” beginning on page 4, the sections Investment Companies and Investment Companies – Exchange-Traded Funds, which are on page 30, are deleted in their entirety and replaced with the following, respectively:
Investment Companies, Business Development Companies and Private Funds. Each Select Fund may invest in shares of other registered investment companies (e.g., open-end mutual funds, closed-end funds and ETFs), business development companies (“BDCs”) and private funds (i.e., issuers that would be investment companies under section 3(a) of the 1940 Act but for the exclusions from that definition provided for in section 3(c)(1) or section 3(c)(7) of the 1940 Act), to the extent permitted by the 1940 Act and the rules thereunder. Because each Select Fund serves as an acquired fund of one or more Target Date or Target Risk Funds, Rule 12d1-4(b)(3) under the 1940 Act prohibits each Select Fund from purchasing or otherwise acquiring the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the total assets of the Select Fund. However, this 10% limitation does not apply to investments by a Select Fund in: money market funds in reliance on Rule 12d1-1; a subsidiary that is wholly owned and controlled by the Select Fund; securities received as a dividend or as a result of a plan of reorganization of a company; or securities of another investment company received pursuant to exemptive relief from the SEC to engage in interfund borrowing and lending transactions.
In reliance on Rule 12d1-1 under the 1940 Act and subject to all of the conditions thereunder, each Fund may invest an unlimited amount of its otherwise uninvested cash and cash collateral received in connection with securities lending in shares of affiliated or unaffiliated money market funds and private funds that are limited to investing in the types of securities and other investments in which a money market fund may invest under Rule 2a-7 under the 1940 Act and undertake to comply with all the other requirements of Rule 2a-7, subject to the conditions of Rule 12d1-1.
As described in the Prospectus, the Target Date Funds and the Target Risk Funds invest primarily in the shares of the Select Funds, but may also invest directly in securities and derivatives, and as of January 19, 2022, these
i

Funds will rely on Rule 12d1-4 under the 1940 Act in order to do so. The Target Date Funds and the Target Risk Funds will not invest in unaffiliated registered investment companies or BDCs.
When investing in securities of other investment companies, BDCs or private funds, a Fund will be indirectly exposed to all the risks of such funds’ portfolio investments. As a shareholder in an investment company, BDC or private fund, a Fund would bear its pro rata share of that fund’s expenses, including operating costs and investment advisory and administration fees. Investment in funds that are listed and traded on an exchange (e.g., closed-end funds, ETFs and BDCs) could involve the acquisition of shares at a premium above the NAV of the fund.
Investment Companies — Exchange-Traded Funds. An ETF is a fund or class, the shares of which are listed and traded on a national securities exchange, and that has formed and operates in reliance on Rule 6c-11 under the 1940 Act or under an exemptive order granted by the SEC. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. ETFs also may be actively managed. The risks of owning an ETF generally reflect the risks of owning the underlying portfolio securities or other financial instruments the ETF holds, although lack of liquidity in an ETF’s shares could result in the price of those shares being more volatile than the ETF’s underlying portfolio. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate. Although the market price of an ETF’s shares is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end funds and BDCs) can trade at a discount or premium to NAV. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities. Because ETFs are listed on an exchange, they may be subject to trading halts.
II.  CHANGES TO NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
In the section Non-Fundamental Investment Restrictions, beginning on page 56, the sixth non-fundamental investment restriction is deleted in its entirety and replaced with the following:
6.
A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC. If shares of a Fund are purchased by another registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, or Rule 12d1-4 under the 1940 Act, for so long as shares of the Fund are held by such other investment company, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in an amount exceeding 10% of the acquired fund’s total net assets, subject to certain limited exceptions under Rule 12d1-4 under the 1940 Act, including investment in money market funds.
III.  CHANGES TO OFFICERS
Effective November 15, 2021, Melanie Childers was elected Secretary of GuideStone Funds, which is in addition to her position as Vice President – Fund Operations.
ii

Under the heading “Management of the Funds,” beginning on page 57, the portion of the Trustees and executive officers table listing “Officers Who Are Not Trustees,” and specifically with respect to Ms. Childers and Mr. Wolfe, is deleted in its entirety and replaced with the following:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
(4) The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
(5)
Ms. Childers has served as Vice President – Fund Operations since 2014. She has served as Vice President – Fund Operations and Secretary since 2021.
(6) Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.
Under the section Nominating Committee, on page 63, the second paragraph is deleted in its entirety and replaced with the following:
Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Trustee candidates in writing to the attention of Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.
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IV.  CHANGES TO OTHER ACCOUNTS MANAGED
Effective in June 2021, Damon Wang of Heitman Real Estate Securities, LLC began serving as a portfolio manager.
Effective in November 2021, Parametric Portfolio Associates LLC (“Parametric”) (solely with respect to the options equity strategy) no longer served as sub-adviser to the Defensive Market Strategies® Fund. Upon effectiveness of Parametric’s termination, all references to Perry Li, CFA, FRM, Michael Zaslavsky, CFA, and Alex Zweber, CFA, were deleted in their entirety.
In addition, effective in January 2022, John J. Huss will begin serving as a portfolio manager of AQR Capital Management, LLC (“AQR”), and Ronan Israel and Michael Katz, Ph.D., will no longer serve as portfolio managers of AQR. All references to Mr. Israel and Dr. Katz are deleted in their entirety.
The Other Accounts Managed table, beginning on page 78, is amended as follows to update portfolio manager changes. The information is current as of December 31, 2020, except as otherwise noted.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	28	$ 14,979	8	$ 5,334	11	$ 4,803	1	$ 135	5	$ 3,740	4	$ 1,850
Clifford S. Asness, Ph.D.†	13	$ 6,749	19	$ 7,997	34	$ 18,472	N/A	N/A	17	$ 6,518	15	$ 7,409
Andrea Frazzini, Ph.D.	32	$ 16,180	13	$ 6,342	24	$ 14,866	1	$ 135	10	$ 4,748	6	$ 3,874
John J. Huss†	4	$ 4,427	18	$ 11,953	N/A	N/A	N/A	N/A	16	$ 11,513	N/A	N/A
John M. Liew, Ph.D.	9	$ 3,219	15	$ 7,246	22	$ 12,017	N/A	N/A	14	$ 6,043	9	$ 5,500
Lars N. Nielsen	37	$ 21,101	29	$ 8,877	30	$ 18,546	1	$ 135	26	$ 7,282	11	$ 7,510
iv

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Heitman Real Estate Securities LLC
Jerry Ehlinger, CFA	2	$ 308	16	$ 2,108	21	$ 2,376	N/A	N/A	N/A	N/A	2	$ 215
Charles Harbin, CFA	2	$ 308	15	$ 1,076	21	$ 1,391	N/A	N/A	N/A	N/A	2	$ 215
Jacques Perdrix	N/A	N/A	9	$ 509	7	$ 441	N/A	N/A	N/A	N/A	N/A	N/A
Mathew Spencer	2	$ 308	16	$ 2,108	21	$ 2,376	N/A	N/A	N/A	N/A	2	$ 215
Damon Wang†	N/A	N/A	6	$ 167	7	$ 585	N/A	N/A	N/A	N/A	N/A	N/A
John White	N/A	N/A	8	$ 524	7	$ 544	N/A	N/A	N/A	N/A	N/A	N/A
Jeffrey Yurk, CFA	2	$ 308	15	$ 1,076	21	$ 1,391	N/A	N/A	N/A	N/A	2	$ 215
Parametric Portfolio Associates LLC
Paul Bouchey, CFA	17	$ 15,041	8	$ 1,938	47,411	$ 154,772	N/A	N/A	N/A	N/A	N/A	N/A
Richard Fong, CFA	5	$ 183	N/A	N/A	127	$ 43,615	N/A	N/A	N/A	N/A	3	$ 679
Justin Henne, CFA	16	$ 191	N/A	N/A	432	$ 76,134	N/A	N/A	N/A	N/A	3	$ 679
Thomas Seto	44	$ 28,084	12	$ 1,938	47,478	$ 155,834	N/A	N/A	N/A	N/A	N/A	N/A
† Information is current as of September 30, 2021.
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IV.  CHANGES TO FUND BROKERAGE
In the section Fund Brokerage, beginning on page 110, the table reporting the aggregate dollar amount of brokerage commissions paid for the last three fiscal years is deleted in its entirety and replaced with the following:
	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2020	2019	2018
MyDestination 2015	$952	$1,776	$2,242
MyDestination 2025	1,715	4,307	3,891
MyDestination 2035	1,394	4,731	3,131
MyDestination 2045	1,299	3,918	2,707
MyDestination 2055	699	2,011	973
Conservative Allocation	413	1,572	1,589
Balanced Allocation	1,377	5,749	5,272
Growth Allocation	1,849	6,023	5,028
Aggressive Allocation	781	4,840	4,985
Money Market	—	—	—
Low-Duration Bond	52,447	60,597	65,781
Medium-Duration Bond	227,357	246,350	289,314
Global Bond	55,403	114,304	7,382
Strategic Alternatives	254,687	322,057	333,619
Defensive Market Strategies	124,833	114,906	219,287
Global Impact(1)	—	—	—
Equity Index	31,381	40,898	93,367
Global Real Estate Securities	429,405	374,703	347,147
Value Equity	609,824	626,853	458,885
Growth Equity	259,780	179,020	256,032
Small Cap Equity	609,098	501,848	658,441
International Equity Index	61,498	42,796	109,528
International Equity	844,526	407,464	743,604
Emerging Markets Equity	583,904	620,814	812,252
(1)
Inception date was January 29, 2021.
In the section Fund Brokerage, beginning on page 110, the table reporting the aggregate dollar amount of brokerage commissions paid to broker-dealers affiliated with a Fund’s Adviser or Sub-Adviser for the last three fiscal years and the table reporting the Funds’ aggregate holdings of securities of their regular broker-dealers or their parent company are deleted in their entirety and replaced with the following, respectively:
During the fiscal years ended December 2020, 2019 and 2018 certain portfolio transactions for the Medium-Duration Bond Fund and Emerging Markets Equity Fund were executed through broker-dealers affiliated with the respective Fund’s Sub-Adviser or Adviser directing applicable transactions as specified below.
			Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2020	2019	2018
Medium-Duration Bond	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$46,348	$51,441	$39,602
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			Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2020	2019	2018
Emerging Markets Equity	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$25	$160	$170
As of the close of the fiscal period ended December 31, 2020, the Funds’ aggregate holdings of securities of their regular broker-dealers or their parent company were as follows:
Dollar Value of Securities Owned (000’s Omitted)
Low-Duration Bond Fund
BNP Paribas Securities Corp.	289,088
Barclays Capital Inc.	4,661,029
J.P. Morgan Securities, LLC	11,736,584
Morgan Stanley & Co, LLC	13,091,804
Goldman Sachs & Co	1,935,274
Credit Suisse Securities (USA) LLC	3,607,931
Nomura Securities International	1,473,296
Citigroup Global Markets	8,189,133
UBS Securities LLC	4,985,110
Deutsche Bank Securities	535,296
Medium-Duration Bond Fund
Barclays Capital Inc.	7,898,751
Credit Suisse Securities (USA) LLC	10,522,213
Morgan Stanley & Co, LLC	19,298,892
J.P. Morgan Securities, LLC	72,984,937
Goldman Sachs & Co	11,023,699
Citigroup Global Markets	21,081,388
Wells Fargo Securities	20,300,113
BNP Paribas Securities Corp.	7,580,699
Deutsche Bank Securities	57,119,099
Citigroup Global Markets	21,081,388
Global Bond Fund
BNP Paribas Securities Corp.	2,297,297
J.P. Morgan Securities, LLC	3,530,706
Goldman Sachs & Co	2,213,242
Citigroup Global Markets	2,506,045
Morgan Stanley & Co, LLC	2,203,427
Wells Fargo Securities	2,611,630
vii

Dollar Value of Securities Owned (000’s Omitted)
Strategic Alternatives Fund
J.P. Morgan Securities, LLC	1,402,404
Morgan Stanley & Co, LLC	1,520,699
BofA Securities Inc.	1,485,444
Goldman Sachs & Co	1,423,583
Citigroup Global Markets	1,196,526
Wells Fargo Securities	1,523,263
Defensive Market Strategies Fund
Morgan Stanley & Co, LLC	158,647
BofA Securities Inc.	5,692,148
Goldman Sachs & Co	143,722
J.P. Morgan Securities, LLC	18,800,419
Citigroup Global Markets	2,114,134
Equity Index Fund
Morgan Stanley & Co, LLC	7,926,934
Goldman Sachs & Co	7,207,194
BofA Securities Inc.	17,057,892
Citigroup Global Markets	9,797,466
J.P. Morgan Securities, LLC	29,864,118
Value Equity Fund
Morgan Stanley & Co, LLC	2,343,726
Goldman Sachs & Co	10,847,183
J.P. Morgan Securities, LLC	26,984,712
Citigroup Global Markets	16,546,584
Small Cap Equity Fund
Cowen & Company, LLC	783,962
Stifel Nicolaus & Co Inc.	2,481,421
International Equity Index Fund
Credit Suisse Securities (USA) LLC	1,164,509
International Equity Fund
Credit Suisse Securities (USA) LLC	8,831,868
Nomura Securities International	962,776
Axis Capital Limited	2,455,035
Emerging Markets Equity Fund
BTG Pactual US Capital, LLC	1,219,983
Kotak Mahindra (UK) Limited	2,214,326
Axis Capital Limited	590,760
Global Real Estate Securities Fund
Nomura Securities International	1,194,921
V.  CHANGES TO VALUATION OF FUND SHARES
Effective as of January 19, 2022, certain changes under the heading of Valuation of Fund Shares will be effective as described below.
viii

Under the heading “Valuation of Fund Shares,” beginning on page 124, the first paragraph is deleted in its entirety and replaced with the following:
Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding. Because each Target Date Fund and Target Risk Fund invests in shares of the Select Funds, the price of a share of a Target Date Fund or Target Risk Fund is based upon the NAVs of the shares of those underlying investments. In turn, the NAV per share of each underlying investment is based upon the values of the obligations, stocks and other investments held by the underlying fund. Therefore, the price of a share of a Target Date Fund or Target Risk Fund will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ix